DEBT (Tables)	12 Months Ended
Dec. 31, 2022
DEBT
Schedule of components of debt

Debt included the following (in thousands):

	Year end December 31,
	2022	2021
Senior Notes	$300,000	$300,000
USD Term Loans	687,400	997,800
EUR Term Loans	446,996	473,798
Less: issuance costs and discounts amortized to interest expense	(5,549)	(14,127)
Less: short-term debt – net	—	(6,481)
Long-term debt – net	$1,428,847	$1,750,990